Note 17 - Supplemental Oil and Gas Disclosures (Unaudited) - Cost Incurred in Oil and Natural Gas Property Acquisition, Exploration and Development (Details) - USD ($) $ in Thousands	4 Months Ended	8 Months Ended	12 Months Ended
	Dec. 31, 2020	Aug. 21, 2020	Dec. 31, 2019
Proved properties	$ 0	$ 585	$ 4,635
Unproved properties	1,181	2,753	6,288
Total acquisition costs	1,181	3,338	10,923
Exploration costs	52,837	48,801	59,349
Development costs	11,757	863	54
Oil and gas expenditures	65,775	53,002	70,326
Asset retirement obligations, net	105	(98)	(316)
Total costs incurred	$ 65,670	$ 53,100	$ 70,642